UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 01/30/2013

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51759

Delaware	81-0553291
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2013, H&E Equipment Services, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), by and among the Company, the subsidiaries of the Company (the “Guarantors”) and Deutsche Bank Securities Inc. (the “Initial Purchaser”) pursuant to which the Company agreed to issue and sell to the Initial Purchaser $100,000,000 aggregate principal amount of the Company’s 7% senior notes due 2022 (the “Notes”). The Notes will be issued as additional notes under an indenture dated as of August 20, 2012 pursuant to which the Company previously issued $530,000,000 of 7% senior notes due 2022 (the “Existing Notes”). The Notes will rank equally with and form a part of a single class of securities with such Existing Notes. The sale of the Notes is expected to close on February 4, 2013, subject to the satisfaction of customary closing conditions. The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 8.01	Other Events.

On January 30, 2013, the Company issued a press release announcing the pricing of $100 million aggregate principal amount of its 7% senior notes due 2022, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, (1) the Company’s ability to satisfy the conditions contained in the Purchase Agreement with the Initial Purchaser; and (2) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Item 9.01.	Financial Statements and Exhibits

10.1	Purchase Agreement, dated January 30, 2013, by and among H&E Equipment Services, Inc., the Guarantors listed on Schedule B thereto and Deutsche Bank Securities Inc.

99.1	Press Release, dated January 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: January 30, 2013	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer